Exhibit 99.1

EcoReady Corporation

Financial Statements

From Inception
(November 13, 2009)
Through
December 31, 2009

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REPORT OF INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM	F-1

FINANCIAL STATEMENTS:

Balance sheet	F-2

Statement of operations	F-3

Statement of stockholders’ equity	F-4

Statement of cash flows	F-5

Notes to the financial statements	F-6

F-

REPORT OF INDEPENDENT REGISTERED
CERTIFIED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Stockholders of EcoReady Corporation

We have audited the accompanying balance sheet of EcoReady Corporation (a development stage company), f/k/a PerfPower Corporation, as of December 31, 2009, and the related statements of income, changes in stockholders' equity, and cash flows for the period from inception (November 13, 2009) through December 31, 2009. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of EcoReady Corporation as of December 31, 2009, and the results of its operations and its cash flows for the period from inception (November 13, 2009) through December 31, 2009 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company is in the development stage and has no established source of revenue. These conditions raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty

May 17, 2010
Winter Park, Florida

EcoReady Corporation f/k/a PerfPower Corporation

(A Development Stage Company)

Balance Sheet

December 31, 2009

ASSETS

CURRENT ASSETS
Cash and cash equivalents	$2,415
Stockholder advance	3,000
Inventory	24,948
Advance to Perf Go-Green Holdings, Inc. – related party	93,070

Total current assets	$123,433

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable	$26,548

Total current liabilities	26,548

STOCKHOLERS' EQUITY
Common stock, par value $.001, 100,000,000 shares authorized,
4,940,000 shares issued and outstanding	4,940
Additional paid-in capital	99,900
Accumulated deficit from inception	(7,995)

Total stockholders' equity	96,885

Total liabilities and stockholders' equity	$123,433

The accompanying notes are an integral part of these financial statements.

EcoReady Corporation f/k/a PerfPower Corporation

(A Development Stage Company)

Statement of Operations

From Inception (November 13, 2009) through December 31, 2009

REVENUES	#NAME?

EXPENSES
Consulting expense	4,840
Telephone expense	1,645
Travel expense	832
Trade show fees	200
Office supplies	141
Bank service charges	140
Auto and truck expenses	103
Postage and delivery	54

Total expenses	7,955

Net loss	(7,995)

Net loss per share - basic and diluted	(.002)

Weighted average common shares outstanding - basic and diluted	4,880,816

The accompanying notes are an integral part of these financial statements.

EcoReady Corporation f/k/a PerfPower Corporation

(A Development Stage Company)

Statement of Stockholders' Equity

From Inception (November 13, 2009) through December 31, 2009

	Date	Shares Issued	Common Stock Par Value	Additional Paid-In Capital	Accumulated Deficit From Inception	Total Stockholders' Equity

Beginning Balances, November 13, 2009			$-	$-	$-	$-

Inception shares issued at par value	October - December	4,840,000	4,840	-	-	4,840

Shares issued for cash at $1.00 per share	December	100,000	100	99,900	-	100,000
Net loss for the period					(7,995)	(7,995)

		4,940,000	$4,940	$99,900	$(7,995)	$96,885

The accompanying notes are an integral part of these financial statements.

EcoReady Corporation f/k/a PerfPower Corporation

(A Development Stage Company)

Statement of Cash Flows

From Inception (November 13, 2009) through December 31, 2009

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	(7,995)
Adjustments to reconcile to net cash used by operating activities:
Common stock issued for consulting services	4,840
Changes in operating assets and liabilities:
Increase in stockholder advance	(3,000)
Increase in inventory	(24,948)
Increase in advance to Perf Go-Green Holdings, Inc.	(93,070)
Increase in accounts payable	26,548

Net cash used by operating activities	(124,133)

CASH FLOWS FROM FROM FINANCING ACTIVITIES
Proceeds from the issuance of common stock	100,000

Net increase in cash and cash equivalents	(24,133)

Cash and cash equivalents, beginning of period	-

Cash and cash equivalents, end of period	$(24,133)

SUPPLEMENTAL CASH FLOW INFORMATION

Noncash transaction - issuance of common stock at par value for consulting services	$4,840

Interest Paid	$-

Income taxes paid	$-
The accompanying notes are an integral part of these financial statements.

EcoReady Corporation
(A Development Stage Company)
Notes to Financial Statements
Inception (November 13, 2009) through December 31, 2009

Note 1 – Organization and Summary of Significant Accounting Policies

Organization

EcoReady Corporation (the “Company”), is a Nevada corporation incorporated as PerfPower Corporation on November 13, 2009.  It changed its corporate name to EcoReady Corporation on January 11, 2010.  It has elected a financial year ending on December 31.

Nature of Operations

During the period from inception (November 13, 2009) through December 31, 2009, the Company was negotiating an operating agreement with Perf Go-Green Holdings, Inc. (PGOG), a publicly traded corporation based in New York, for the acquisition of the alkaline battery import and distribution business started by PGOG in mid-2009.

While the negotiations continued, the Company raised capital from an unrelated investor and advanced funds to pay certain bills of PGOG, in the total amount of $93,070 as of December 31, 2009.

On January 12, 2010, the Company closed on the operating agreement under which certain assets and liabilities of the existing alkaline battery business of PGOG were transferred to the Company in exchange for 1,400,000 shares of common stock valued at $0.50 per share, cash of $220,000, and a licensing agreement to use the PerfPower trademark.  The $93,070 advance to PGOG recorded in the balance sheet at December 31, 2009 was then offset against $95,000 due under the operating agreement.

Basis of Accounting

The accompanying financial statements have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America, which contemplate continuation of the Company as a going concern.

The Company is currently a development stage company, and has no established source of revenue. This matter raises substantial doubt about the Company’s ability to continue as a going concern. These financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Management intends to raise financing through private or public equity financing or other means and interests that it deems necessary to provide the Company with the ability to continue in existence. The Company has raised additional capital subsequent to December 31, 2009 and began ongoing operations subsequent to year-end.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles in the United States (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

EcoReady Corporation
(A Development Stage Company)
Notes to Financial Statements
Inception (November 13, 2009) through December 31, 2009

Cash and Equivalents

The Company considers all highly liquid debt instruments with an original maturity of three months or less at the date of purchase to be cash equivalents.

Accounts Receivable and Allowance for Doubtful Accounts

Trade and other receivables are reported at fair market value, less any provisions for uncollectible accounts considered to be necessary.  Accounts receivable will primarily include trade receivables from customers in connection with the Company’s battery sales.  The Company will estimate doubtful accounts on an item-by-item basis and include over-aged accounts as part of the allowance for doubtful accounts, which will generally be accounts that are ninety days or more overdue.  Since no sales had occurred as of December 31, 2009, no allowance was charged for 2009.

Inventory

Inventory is stated at the lower of cost or market, cost being determined on a first in first out basis.

Property and Equipment

Property and equipment will be recorded at cost. Expenditures for major betterments and additions will be charged to the property accounts, while replacements, maintenance, and repairs that do not improve or extend the lives of the respective assets will be charged to expense. Depreciation will be computed principally using the straight-line method, based on the estimated useful lives of the assets.

There were no fixed assets at December 31, 2009

Income Taxes

The Company accounts for income taxes in accordance with the Financial Accounting Standards Board ASC 740, Income Taxes. Under the asset and liability method of ASC 740, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. A valuation allowance is recorded and deducted from deferred tax assets when the deferred tax assets are not expected to be realized based on currently available evidence. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Revenue Recognition

The Company will recognize revenue when persuasive evidence of an arrangement exists, delivery has occurred, the amount is fixed or determinable, and collectability is reasonably assured.  The Company will recognize interest income as earned.

EcoReady Corporation
(A Development Stage Company)
Notes to Financial Statements
Inception (November 13, 2009) through December 31, 2009

Concentration of Credit Risk

The Company's financial instruments that potentially subject the Company to a concentration of credit risk consist principally of cash.  During the periods presented, the Company's cash deposits at financial institutions were fully insured by the FDIC.

Fair Value of Financial Instruments

The fair value of financial instruments, including cash and cash equivalents, advances, and accounts payable, approximate carrying value due to their short-term nature.

Share-Based Compensation

All stock-based compensation is recognized as an expense in the financial statements and such cost is measured at the fair value of the award.  This method was adopted using the modified prospective method, which requires the Company to recognize compensation expense on a prospective basis.

Loss per Common Share

The computation of basic loss per common share is computed using the weighted average number of common shares outstanding during the year. The computation of diluted earnings per common share is based on the weighted average number of shares outstanding during the year plus common stock equivalents which would arise from their exercise.  There were no common stock equivalents at December 31, 2009 or during the period from inception (November 13, 2009) through December 31, 2009.

Recent Accounting Pronouncements

The Financial Accounting Standards Board has issued guidance on accounting for Uncertainty in Income Taxes, FASB ASC 740, which prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. The amount recognized is measured as the largest amount of benefit that has a greater than 50% likelihood of being realized upon ultimate settlement. Management has concluded that the Company has taken no uncertain tax positions that require adjustment to the financial statements to comply with the provisions of this guidance.

In June 2009, the FASB issued authoritative guidance establishing two levels of U.S. generally accepted accounting principles ("GAAP")-authoritative and nonauthoritative-and making the Accounting Standards Codification ("ASC") the source of authoritative, nongovernmental GAAP, except for rules and interpretive releases of the Securities and Exchange Commission. This guidance, which was incorporated into ASC Topic 105, "Generally Accepted Accounting Principles," was effective in 2009, and was used in preparation of these financial statements.

In May 2009, the FASB issued authoritative guidance establishing general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued. This guidance, which was incorporated into ASC Topic 855, "Subsequent Events," was effective in 2009. The Company adopted ASC Topic 855 during the period ended December 31, 2009. Management has evaluated the effect subsequent events would have on the financial statements through the time these financial statements were issued or available to be issued on May 17, 2010.

EcoReady Corporation
(A Development Stage Company)
Notes to Financial Statements
Inception (November 13, 2009) through December 31, 2009

Note 2 – Accounts Payable and Accrued Liabilities

Accounts payable of $26,548 at December 31, 2009 consisted of $1,600 due to a single trade supplier and $24,948, due to PGOG, a related party, for alkaline battery inventory purchased in November 2009.

Note 3 – Related Party Transactions

During the period from inception (November 13, 2009) through December 31, 2009, the Company was negotiating an operating agreement with PGOG, for the acquisition of the alkaline battery import and distribution business. During this period, the Company advanced PGOG $93,070 to be applied toward the $95,000 slotting fee payment called for under the operating agreement which closed on January 12, 2010. Also during this period, the Company purchased inventory from PGOG valued at $24,948, the balance of which remained payable at December 31, 2009.

The stockholder advance of $3,000 is non-interest bearing and due upon demand.

Note 4 – Income Taxes

As of December 31, 2009, the Company has a Federal and State net operating loss carry-forward of approximately $8,000 which expires in 2030. The net operating loss tax benefit of approximately $3,000 has been fully reserved by a valuation allowance as the Company has not met the more likely than not criteria for realization of the tax asset.

Note 5 – Subsequent Events

On January 12, 2010, the Company closed on the operating agreement under which certain assets and liabilities of the existing alkaline battery business of PGOG were transferred to the Company in exchange for 1,400,000 shares of common stock, cash of $220,000, and a licensing agreement to use the PerfPower trademark for three years.  In addition, the Company purchased in excess of $200,000 in battery inventory held by customs at the port in New Jersey for which PGOG had been unable to pay.  The consideration received as part of PGOG’s contribution was valued at $0.50 per share, or $700,000 based on management’s estimate of fair value, and was allocated as follows:

Inventory	$200,000
Trademark license	125,000
Slotting fees	95,000
Customer contracts and sales in progress	150,000
Vendor contracts and purchases in progress	200,000
Intellectual property	350,000
Accounts payable	(200,000)

Total	$920,000

Subsequent to December 31, 2009, the Company issued 325,000 shares of common stock for $325,000 (excluding PGOG shares above). The Company also issued 113,000 shares of common stock in exchange for services provided to the Company.

In May, 2010, the Company and its shareholders closed on the acquisition of the Company by Centracan, Inc., a publicly-traded OTCBB company  (CTCJ), in exchange for more than 90 percent of the outstanding shares of Centracan, Inc. and became a wholly-owned subsidiary of Centracan, Inc.  The Company’s chairman and sole director, Boris Rubizhevsky, became the sole director and officer of Centracan, Inc.  In addition, Centracan, Inc. closed on a private placement of convertible debentures, raising approximately $600,000 in funds out of a total anticipated capital raise of $1,600,000